(smsc150  g1 v2.0)                             PNC MORTGAGE SECURITIES CORP.                                  PAGE: 1
                                                    MASTER SERVICING                                      RUN DATE: 05/11/1996
PROCESSING MONTH:  04/1996                  MORTGAGE PASS-THROUGH CERTIFICATES                            RUN TIME: 22:28:47
                                               05/1996 DISTRIBUTION REPORT
SERIES 1995-3 (1374)                                                                        WEIGHTED AVERAGE PC RATE:   7.3541
- ------------------------------------------------------------------------------------------------------------------------------
ISSUE DATE:  11/30/1995
CERTIFICATE BALANCE AT ISSUE:                  $79,829,153.84
                                                                                       CERTIFICATE
                                                                     TOTAL               ACCOUNT              CERTIFICATE
                                                                   NUMBER OF            ACTIVITY                BALANCE
                                                                   MORTGAGES           (@ PC RATE)            OUTSTANDING
                                                                 -------------     --------------------     ----------------
BALANCES FROM LAST FISCAL MONTH-END:                                      273                                $74,653,807.74
PRINCIPAL POOL COLLECTION(S):
 Scheduled Principal Collected Due Current Month                                            $55,961.18
 Unscheduled Principal Collection/Reversals                                                 $15,958.57
 Liquidations-in-full                                                       7            $1,826,758.18
 Principal Balance Sales Adjustments                                                             $0.00
 Net Principal Distributed                                                               $1,898,677.93       ($1,898,677.93)

CAPITAL LOSS (PRINCIPAL WRITTEN OFF)                                                                                  $0.00

BALANCE CURRENT FISCAL MONTH-END:                                         266                                $72,755,129.81

SCHEDULED INTEREST AT MORTGAGE RATE:                                                       $499,639.37

UNSCHEDULED INTEREST AT MORTGAGE RATE:
 Unscheduled Interest Collections/Reversals                                                      $0.16
 Interest Sales Adjustments                                                                      $0.00
 Interest Accrual Adjustment                                                                     $0.00
 Interest Uncollected on Liquidation                                                             $0.00
 Interest Uncollected on Non-Earning Assets                                                      $0.00
 Net Unscheduled Interest Distributed                                                            $0.16

OTHER:
 Loan Conversion Fees                                                                            $0.00
 Expense Reimbursements                                                                          $0.00
 Gain on Liquidations                                                                            $0.00
 Hazard Insurance Premium Refunds                                                                $0.00
 Net Other Distributions                                                                         $0.00

SCHEDULED SERVICING FEE EXPENSES:                                                           $42,145.28

UNSCHEDULED SERVICING FEES:
 Unscheduled Service Fee Collections/Reversals                                                   $0.00
 Servicing Fees Sales Adjustments                                                                $0.00
 Servicing Fees Accrual Adjustments                                                              $0.00
 Servicing Fees Uncollected on Liquidation                                                       $0.00
 Servicing Fees Uncollected/Non-Earning Assets                                                   $0.00
 Net Unscheduled Service Fees Distributed                                                        $0.00

MISCELLANEOUS EXPENSES:                                                                          $0.00

NET FUNDS DISTRIBUTED:                                                                   $2,356,172.18

                                             PNC MORTGAGE SECURITIES CORP                                     PAGE: 3
                                                   MASTER SERVICING                                       RUN DATE: 05/11/1996
PROCESSING MONTH:  04/1996                 MORTGAGE PASS-THROUGH CERTIFICATES                             RUN TIME: 22:28:47
                                             05/1996 DISTRIBUTION REPORT
SERIES 1995-3 (1374)                                                                        WEIGHTED AVERAGE PC RATE:   7.3541
- ------------------------------------------------------------------------------------------------------------------------------

     BEGINNING                                                                                           ENDING
 PRINCIPAL BALANCE                                                                                 PRINCIPAL BALANCE
- --------------------                                                                              --------------------
     $74,653,807.74                                                                                    $72,755,129.81

     PRINCIPAL                    SCHEDULED                     INTEREST        NET INTEREST             TOTAL
   DISTRIBUTION                  INTEREST DUE                  ADJUSTMENT       DISTRIBUTION          DISTRIBUTION
- --------------------            --------------                ------------     --------------     --------------------
      $1,898,677.93               $457,494.09                       $0.16        $457,494.25            $2,356,172.18

                                             PNC MORTGAGE SECURITIES CORP.                                    PAGE: 1
                                              MASTER SERVICING DIVISION                                   RUN DATE: 05/11/1996
PROCESSING MONTH:  04/1996                MORTGAGE PASS-THROUGH CERTIFICATES                              RUN TIME: 22:28:47
                                             05/1996 DISTRIBUTION REPORT
SERIES 1995-3 (1374)                                                                        WEIGHTED AVERAGE PC RATE:   7.3541
- ------------------------------------------------------------------------------------------------------------------------------
                                                 MEMO ITEMS
                                                 ----------

MEMO INCOME/EXPENSES TO SERVICERS:                            ISSUER P & I ADVANCES:
- ----------------------------------                            ----------------------
Late Charges                            $0.00                 Beginning Advance Balance                         $0.00
Prepayment Fees                         $0.00                 New Advances                                      $0.00
Miscellaneous Fees                      $0.00                 Advances Recovered                                $0.00
                                                              Ending Advance Balances                           $0.00

INSURANCE RESERVES
- ------------------

INSURANCE TYPE                  ORIGINAL BALANCE        CLAIMS IN PROGRESS       CLAIMS PAID      ADJUSTMENTS    COVERAGE REMAINING
- ---------------------           ----------------        ------------------       -----------      -----------    ------------------
MPI                               $5,588,040.00                $0.00                $0.00            $0.00         $5,588,040.00

SPECIAL HAZARD                    $1,482,812.00                $0.00                $0.00            $0.00         $1,482,812.00

BANKRUPTCY*
SINGLE-UNITS                        $100,000.00                $0.00                $0.00            $0.00           $100,000.00
MULTI-UNITS                               $0.00                $0.00                $0.00            $0.00                 $0.00

MORTGAGE REPURCHASE                       $0.00                $0.00                $0.00            $0.00                 $0.00


DELINQUENT INSTALLMENTS
- -----------------------

        ONE                       TWO                      THREE                  IN FORECLOSURE               ACQUIRED
- ----------------------    ----------------------    ----------------------    ---------------------    ----------------------
COUNT    PRIN BALANCE     COUNT    PRIN BALANCE     COUNT    PRIN BALANCE     COUNT    PRIN BALANCE    COUNT    PRIN BALANCE
  0         $0.00           0         $0.00           0         $0.00           0             $0.00      0          $0.00


* THE BANKRUPTCY RESERVE FUND PROVIDES COVERAGE FOR THREE POOLS OF MORGAGE LOANS IN ADDITION TO THE POOL OF MORTGAGE LOANS UNDERLYING THE SERIES 1995-3 CERTIFICATES. THE COVERAGE PROVIDED BY THE BANKRUPTCY RESERVE FUND MAY BE EXTENDED, SUBJECT TO CERTAIN RESTRICTIONS, TO ADDITIONAL POOLS.

SERIES 1995-3                   DELINQUENT * MORTGAGE LOANS (AS OF APRIL 30, 1996):


                        I                   II            III            IV             V                 VI             VII
                   TOTAL LOANS            TOTAL                    LOANS DELINQUENT
                       IN                DELINQ.      -------------------------------------------      LOANS IN         LOANS
                  MORTGAGE POOL           LOANS         1 MONTH        2 MONTH       3 MONTH          FORECLOSURE      ACQUIRED
- ---------------------------------------------------------------------------------------------------------------------------------
DOLLAR AMOUNT     $72,755,129.81**       $0.00***       $0.00***       $0.00***      $0.00***           $0.00***       $0.00***

NUMBER                       266             0              0              0             0                  0              0

% OF POOL
(DOLLARS)                 100.00%         0.00%          0.00%          0.00%         0.00%              0.00%          0.00%

% OF POOL
(NO. OF LOANS)            100.00%         0.00%          0.00%          0.00%         0.00%              0.00%          0.00%

* A Mortgage Loan is considered delinquent in a given month when a payment
due on the first day of the prior month has not been made on or   before the
first day of such prior month.

** Reflects the outstanding principal balance of the Mortgage Pool after the application of all May 1, 1996 scheduled payments and April 1, 1996 unscheduled payments on the mortgage loans.

*** Reflects outstanding principal balance of delinquent mortgage loans as of April 30, 1996.

Trading Factor, calculated as of May 25, 1996: .91138546. By multiplying this factor by the original balance of the Mortgage Pool as of the Cut-Off Date, current outstanding balance of the Mortgage Pool (after application of scheduled payments up to and including May 1, and unscheduled prepayments in months prior to April, can be calculated.